SCHEDULE 14A INFORMATION
                                 (Rule 14a-101)
                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant                                   [X]

Filed by a Party other than the Registrant                [ ]

Check the Appropriate Box:

[ ]      Preliminary Proxy Statement
[ ]      Confidential, for Use of the Commission Only
             (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                         EVERGREEN MANAGED INCOME FUND

               -------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                ------------------------------------------------
      (Name of Person Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):
[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
   (1)      Title of each class of securities to which transaction applies:
   (2)      Aggregate number of securities to which transaction applies:
   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
   (4)      Proposed maximum aggregate value of transaction:
   (5)      Total fee paid:


[ ]      Fee paid previously with preliminary material
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)      Amount Previously Paid:
                                    -------------------------
   (2)      Form, Schedule or Registration Statement No.:
                                                         ----
   (3)      Filing Party:
                          -----------------------------------
   (4)      Date Filed:
                        -------------------------------------

                          EVERGREEN MANAGED INCOME FUND

                200 Berkeley Street, Boston, Massachusetts 02116


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                FEBRUARY 27, 2004


TO THE SHAREHOLDERS
OF EVERGREEN MANAGED INCOME FUND

    Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of Evergreen Managed Income Fund (the "Fund") will be held on February 27, 2004 at 10:00 a.m. Eastern time, at the offices of Evergreen Investments, 26th Floor, 200 Berkeley Street, Boston, Massachusetts 02116, for the following purposes:

1. To elect three Trustees to serve for the term indicated herein and until their successors shall have been elected and qualified; and

2. To transact such other business as may properly be brought before the Meeting.

    Shareholders of record at the close of business on December 15, 2003 will be entitled to vote at the Meeting. A complete list of the shareholders entitled to vote at the Meeting shall be available for examination by any shareholder at the principal office of the Fund during normal business hours from January 30, 2004 until the commencement of the Meeting, at which time the list will be available at the place of the Meeting.

    It is hoped that you will attend the Meeting, but if you cannot do so, please complete and sign the enclosed proxy card, and return it in the accompanying envelope as promptly as possible. Any shareholder attending the Meeting can vote in person even though a proxy card has already been returned.


                                    By Order of the Board of Trustees

                                    /s/ Michael H. Koonce

                                    MICHAEL H. KOONCE
                                    Secretary


December 31, 2003

                          EVERGREEN MANAGED INCOME FUND

                                 PROXY STATEMENT


     This proxy statement is furnished in connection with the solicitation by and on behalf of the Board of Trustees of Evergreen Managed Income Fund (the "Fund") of proxies for use at the Annual Meeting of Shareholders (the "Meeting") to be held at Evergreen Investments, 26th Floor, 200 Berkeley Street, Boston, Massachusetts 02116, on February 27, 2004 at 10:00 a.m. Eastern time. The address of the principal office of the Fund is Evergreen Investments, 200 Berkeley Street, Boston, Massachusetts 02116.

    This proxy statement and form of proxy were first sent to shareholders on or about December 31, 2003.

Proxy Solicitation

     All proxies in the enclosed form which are properly executed and returned to the Fund will be voted as provided therein at the Meeting or at any adjournments thereof. A holder of either common or preferred shares (the "Shareholder") executing and returning a proxy has the power to revoke it at any time before it is exercised by giving written notice of such revocation to an officer of the Fund. Signing and mailing the proxy will not affect your right to give a later proxy or to attend the Meeting and vote your common shares or preferred shares (the "Shares") in person.

     The Board of Trustees intends to bring before the Meeting the matter set forth in Proposal 1 in the foregoing notice. The persons named in the enclosed proxy card and acting thereunder will vote with respect to Proposal 1 in accordance with the directions of the Shareholders as specified on the proxy card; if no choice is specified, the Shares will be voted FOR the election of the three trustees named in Proposal 1. If any other matters are properly presented to the Meeting for action, it is intended that the persons named in the enclosed proxy card and acting thereunder will vote in accordance with the views of management thereon. Abstentions and broker non-votes (i.e., Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) are counted for quorum purposes. The Fund's Second Amended and Restated Agreement and Declaration of Trust (the "Declaration") provides that the holders of thirty-three and a third percent (33 1/3%) of the Shares issued and outstanding and entitled to vote, present in person or by proxy, shall constitute a quorum for the transaction of business at the Meeting. With regard to the election of trustees, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect.

     The affirmative vote of a plurality of the Shares present in person or represented by proxy at the Meeting is required for the election of trustees (Proposal 1). The three nominees that receive the most affirmative votes cast at the Meeting will be elected as trustees.

     In the event a quorum is not present at the Meeting or in the event that a quorum is present but sufficient votes to approve the proposed item is not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those Shares represented at such meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR any such proposal, IN FAVOR of such an adjournment, and will vote those proxies required to be voted AGAINST any such proposal, AGAINST any such adjournment. Abstentions and broker non-votes will not be voted as a motion to adjourn.

     The Fund will bear the costs of preparing, printing and mailing this proxy statement, the proxies and any additional materials which may be furnished to Shareholders. Solicitation may be undertaken by mail, telephone, facsimile and personal contact. The Fund has engaged Georgeson Shareholder Communications, Inc. to solicit proxies from brokers, banks, other institutional holders and individual Shareholders for a fee of approximately $3,500.00. This fee will be borne by the Fund. The Annual Report of the Fund will be mailed, along with this proxy statement, to all Shareholders on or about December 31, 2003.

Voting Securities and Principal Holders Thereof

     Holders of record of the Fund's Shares at the close of business on December 15, 2003 will be entitled to vote at the Meeting or any adjournment thereof. As of December 15, 2003, the Fund had outstanding 42,055,000 common shares and 16,000 preferred shares. Each Shareholder is entitled to one vote per Share on all business of the Meeting. To the knowledge of the Fund, there is no beneficial owner of more than 5% of the outstanding Shares of the Fund.

     As of December 15, 2003, the officers and Trustees of the Fund as a group beneficially owned in aggregate 830 shares and .002% of the outstanding Shares of the Fund and less than 1% of the outstanding securities of Wachovia Corporation ("Wachovia"), parent of Evergreen Investment Management Company, LLC ("EIMC"), the Fund's investment advisor.

                      I. ELECTION OF TRUSTEES (Proposal 1)

     In accordance with the Fund's Declaration, the Trustees have been divided into three classes (each a "Class"): Class I, Class II, and Class III. The terms of the present Trustees in each Class expire at the annual meeting in the year indicated or thereafter in each case when their respective successors are elected and qualified: Class I, 2004, Class II, 2005 and Class III, 2006. At each subsequent annual meeting, successors to the Class of Trustees whose terms are expiring will be identified as being of that same Class and will be nominated for a three-year term. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Trustees. If any nominee for any reason becomes unable to serve, the persons named as proxies will vote for the election of such other person or persons as they believe will carry on the present policies of the Fund and as they deem to be qualified. The Board of Trustees has no reason to believe that any of the three nominees will be unable to serve.

     The Board of Trustees of the Fund proposes the following Trustees for election at the 2004 Meeting:



                 Trustee                          Class                          Expiration of Term if Elected

Michael S. Scofield                              Class I                            2007 Annual Meeting
K. Dun Gifford                                   Class I                            2007 Annual Meeting
Dr. Leroy Keith, Jr.                             Class I                            2007 Annual Meeting

     As described above, there are three nominees for election to the Board of Trustees at this time. Proxies cannot be voted for a greater number of persons than the three nominees currently proposed to serve on the Board of Trustees.

Nominees for Election as Trustees

The following table contains specific information about each Trustee and nominee, including: age, principal occupation and other affiliations for the last five years, term of office, length of time each has served any other directorships held outside the Fund and number of portfolios overseen by trustees. Unless otherwise indicated, the address for each Trustee is 200 Berkeley Street, Boston, Massachusetts 02116.

Independent Trustees


                                                                                                         Number of
                                                                                                         Portfolios
                                                                                                         in Fund
                      Position                                                           Other           Complex
                      with the     Trustee     Principal Occupation and Other            Directorships   Overseen
Name and Date of      Fund/ Term   Since (1)   Affiliations for the Last Five Years      Held  By        by
Birth                 Expires                                                            Trustee         Trustee

  Charles A. Austin,   Trustee,     20032       Investment Counselor, Anchor Capital      Trustee,         101
  III                  2005                     Advisors, Inc. (investment advice);       Evergreen
                       Annual                   Director, The Andover Companies           family of
  DOB:  10/23/1934     Shareholder              (insurance); Trustee, Arthritis           funds6
                       Meeting                  Foundation of New England; Director, The
                                                Francis Ouimet Society; Former
                                                Investment Counselor, Appleton Partners,
                                                Inc. (investment advice); Former
                                                Director, Executive Vice President, and
                                                Treasurer, State Street Research and
                                                Management Company (investment advice);
                                                Former Director, Health Development
                                                Corp. (fitness-wellness centers); Former
                                                Director, Mentor Income Fund, Inc.;
                                                Former Trustee, Mentor Funds and Cash
                                                Resource Trust.

  K. Dun Gifford       Trustee,     20033       Chairman and President, Oldways           Trustee,         101
                       2007                     Preservation and Exchange Trust           Evergreen
  DOB:  10/23/1938     Annual                   (education); Trustee, Treasurer and       family of
                       Shareholder              Chairman of the Finance Committee,        funds6
                       Meeting                  Cambridge College; Former Managing
                                                Partner, Roscommon Capital Corp.; Former
                                                Chairman of the Board, Director, and
                                                Executive Vice President, The
                                                London Harness Company (leather
                                                goods purveyor); Former
                                                Chairman, Gifford, Drescher &
                                                Associates (environmental
                                                consulting); Former Director,
                                                Mentor Income Fund, Inc.; Former
                                                Trustee, Mentor Funds and Cash
                                                Resource Trust.

  Dr. Leroy Keith,     Trustee,     20034       Partner, Stonington Partners, Inc.        Trustee,         101
  Jr.                  2007                     (private investment firm); Trustee of     Evergreen
                       Annual                   Phoenix Series Fund, Phoenix              family of
  DOB:  10/23/1938     Shareholder              Multi-Portfolio Fund, and The Phoenix     funds6;
                       Meeting                  Big Edge Series Fund; Former Chairman of  Trustee,
                                                the Board and Chief Executive Officer,    Phoenix Series
                                                Carson Products Company (manufacturing);  Fund, Phoenix
                                                Former Director of Phoenix Total Return   Multi-Portfolio,
                                                Fund and Equifax, Inc. (worldwide         and The
                                                information management); Former           Phoenix Big
                                                President, Morehouse College; Former      Edge Series
                                                Director, Mentor Income Fund, Inc.;       Fund
                                                Former Trustee, Mentor Funds and Cash
                                                Resource Trust.


                                                                                                         Number of
                                                                                                         Portfolios
                                                                                                         in Fund
                      Position                                                           Other           Complex
                      with the     Trustee     Principal Occupation and Other            Directorships   Overseen
Name and Date of      Fund/ Term   Since (1)   Affiliations for the Last Five Years      Held by         by
Birth                 Expires                                                            Trustee         Trustee

  Gerald M. McDonnell  Trustee,      20032       Sales Manager, SMI STEEL Co. - South    Trustee,          101
                       2005 Annual               Carolina (steel producer); Former       Evergreen
  DOB:  7/14/1939      Shareholder               Sales and Marketing Management, Nucor   family of funds6
                       Meeting                   Steel Company; Former Director, Mentor
                                                 Income Fund, Inc.; Former Trustee,
                                                 Mentor Funds and Cash Resource Trust.

  William W. Pettit5   Trustee,      20032      Partner and Vice President, Kellam &     Trustee,         101
                       2006 Annual               Pettit, P.A. (law firm); Former         Evergreen
  DOB:  8/26/1955      Shareholder               Director, Mentor Income Fund, Inc.;     family of funds6
                       Meeting                   Former Trustee, Mentor Funds and Cash
                                                 Resource Trust.

  David M.             Trustee,      20034       President, Richardson, Runden &         Trustee,         101
  Richardson5          2006 Annual               Company (recruitment business           Evergreen
                       Shareholder               development/consulting company);        family of funds6
  DOB:  9/19/1941      Meeting                   Managing Director, Kennedy
                                                 Information, Inc. (executive
                                                 recruitment information and research
                                                 company); Trustee, NDI Technologies,
                                                 LLP (communications); Director, J&M
                                                 Cumming Paper Co. (paper
                                                 merchandising); Columnist, Commerce
                                                 and Industry Association of New
                                                 Jersey; Former Vice Chairman, DHR
                                                 International, Inc. (executive
                                                 recruitment); Former Director, Mentor
                                                 Income Fund, Inc.; Former Trustee,
                                                 Mentor Funds and Cash Resource Trust.

  Dr. Russell A.       Trustee,      20033       President/CEO, AccessOne MedCard;       Trustee,         101
  Salton, III          2006 Annual               Former Medical Director, Healthcare     Evergreen
                       Shareholder               Resource Associates, Inc.; Former       family of funds6
  DOB:  6/2/1947       Meeting                   Medical Director, U.S. Health
                                                 Care/Aetna Health Services; Former
                                                 Director, Mentor Income Fund, Inc.;
                                                 Former Trustee, Mentor Funds and Cash
                                                 Resource Trust.

  Michael S. Scofield  Trustee,      20033       Attorney, Law Offices of Michael S.     Trustee,         101
                       2007 Annual               Scofield; Former Director, Mentor       Evergreen
  DOB:  2/20/1943      Shareholder               Income Fund, Inc.; Former Trustee,      family of funds6
                       Meeting                   Mentor Funds and Cash Resource Trust.

  Richard J. Shima     Trustee,      20034       Independent Consultant; Director,       Trustee,         101
                       2005 Annual               Trust Company of CT; Trustee, Saint     Evergreen
  DOB:  8/11/1939      Shareholder               Joseph College (CT); Director of        family of funds6
                       Meeting                   Hartford Hospital, Old State House
                                                 Association; Trustee, Greater Hartford
                                                 YMCA; Former Director of Enhance
                                                 Financial Services, Inc.; Former
                                                 Director of CTG Resources, Inc.
                                                 (natural gas); Former Director
                                                 Middlesex Mutual Assurance Company;
                                                 Former Director, Mentor Income Fund,
                                                 Inc.; Former Trustee, Mentor Funds and
                                                 Cash Resource Trust.


Interested Trustee

                                                                                                         Number of
                                                                                                         Portfolios
                                                                                                         in Fund
                      Position                                                           Other           Complex
                      with the     Trustee      Principal Occupation and Other            Directorships   Overseen
Name and Date of      Fund/ Term   Since (1)    Affiliations for the Last Five Years      Held by         by
Birth                 Expires                                                            Trustee         Trustee

  Richard K. Wagoner   Trustee,      20034       Member and Former President, North       Trustee,        101
                       2006 Annual               Carolina Securities Traders              Evergreen
  DOB:  12/12/1937     Shareholder               Association; Member, Financial           family of
                       Meeting                   Analysts Society; Former Chief           funds6
                                                 Investment Officer, Executive
                                                 Vice President and Head of
                                                 Capital Management Group, First
                                                 Union National Bank; Former
                                                 Consultant to the Boards of
                                                 Trustees of the Evergreen
                                                 funds; Former Member, New York
                                                 Stock Exchange; Former Trustee,
                                                 Mentor Funds and Cash Resource
                                                 Trust.



(1) All Trustees are elected to initially serve a one, two or three year term and thereafter to serve a three-year term.

(2)      Member of Audit Committee.

(3)      Member of Executive Committee.

(4)      Member of Performance Committee.

(5)      Preferred Shares Trustee.

(6) The Evergreen family of funds consists of 9 open-end management investment companies with 101 separate funds or series organized as Delaware statutory trusts and 2 closed-end management investment companies organized as Delaware statutory trusts.

     The following table contains specific information about the dollar range of equity securities beneficially owned by each Trustee in the Fund and the aggregate dollar range of equity securities in other funds overseen by the Trustees within the fund complex.


                                                                        Aggregate Dollar Range of Equity
                               Dollar Range of Equity Securities       Securities in All Funds Overseen by
Name of Trustee               in the Fund as of October 31, 2003   Trustee in Fund Complex as of December 31, 2002
---------------                  -------------------------------          --------------------------

Charles A. Austin, III1                       $0                                  Over $100,000
K. Dun Gifford1, 2                            $0                                       $0
Dr. Leroy Keith, Jr.                          $0                                       $0
Gerald M. McDonnell1                          $0                                $10,001 - $50,000
William W. Pettit1                            $0                                $10,001 - $50,000
David M. Richardson                           $0                                $10,001 - $50,000
Dr. Russell A. Salton, III1                   $0                                       $0
Michael S. Scofield1                          $0                                  Over $100,000
Richard J. Shima                       $10,001 - $50,000                          Over $100,000
Richard K. Wagoner                            $0                                  Over $100,000

     (1) In addition to the above investment amounts, the Trustee has over $100,000 indirectly invested in certain of the Evergreen funds through Deferred Compensation Plans.
     (2) In January 2003, Mr. Gifford made an investment of $10,001 - $50,000 in the Evergreen Money Market Fund.

     Under the Investment Company Act of 1940, as amended (the "1940 Act"), Mr. Wagoner is an "interested person" of the Fund because of his ownership of shares in Wachovia Corporation ("Wachovia"), the parent to the investment advisor.

     The Fund commenced operations on June 25, 2003. During the period from June 25, 2003 to October 31, 2003, the Board of Trustees held one regular meeting and no special meetings. The Board of Trustees has appointed an Executive Committee consisting of Michael S. Scofield, K. Dun Gifford and Dr. Russell A. Salton,
III. The Executive Committee recommends Trustees to fill vacancies, prepares the agenda for Board Meetings and acts on routine matters between scheduled Board meetings. The Executive Committee met six times during fiscal year 2003. The Board of Trustees has also appointed an Audit Committee, as defined by Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The purpose of the Audit Committee is to evaluate financial management, meet with the auditors and deal with other matters of a financial nature that it deems appropriate. The Audit Committee met once during fiscal year 2003. The Audit Committee consists of Charles A. Austin, III, Gerald M. McDonnell and William W. Pettit. Each member of the Audit Committee is "independent" as defined in the American Stock Exchange's listing standards. The Board of Trustees also has appointed a Performance Committee. The purpose of the Performance Committee is to review all activities involving investment-related issues and activities of EIMC and to assess the performance of the Fund. The Performance Committee met once during fiscal year 2003. The Performance Committee consists of Dr. Leroy Keith, David
M. Richardson, Richard J. Shima and Richard Wagoner.

Nominating Committee Process

     Currently, the Fund does not have a policy with respect to Trustee candidates recommended by shareholders, however, at the regular meeting of the Board of Trustees held on December 11, 2003, the Trustees authorized the Board's Executive Committee to adopt policies and procedures regarding its consideration of any Trustee candidates recommended by shareholders of the Fund. Upon adoption, the Executive Committee Charter will be amended to reflect such policies and procedures. A copy of the amended Executive Committee Charter will be accessible via EvergreenInvestments/CEF.com.

     From time to time, the Executive Committee has hired independent third parties to identify and recruit Trustee candidates.

Communications with Board Members

     Currently, the Fund does not have a specific process for shareholders to send communications to the Trustees, however, at the regular meeting of the Board of Trustees held on December 11, 2003, the Trustees, including a majority of the Trustees who are not "interested persons" of the Fund, authorized the Board's Executive Committee to adopt such a process. Upon adoption, a description of the process will be accessible via EvergreenInvestments/CEF.com.

Trustee Attendance Policy At Annual Shareholder Meetings

     Currently, the Fund does not have a policy regarding Trustee attendance at annual shareholder meetings, however, at the regular meeting of the Board of Trustees held on December 11, 2003, the Trustees authorized the Board's Executive Committee to adopt such a policy. Upon adoption, this policy will be accessible via EvergreenInvestments/CEF.com. The February 27, 2004 shareholder meeting is the first shareholder meeting of the Fund.

Current Officers

     The following table contains specific information about each principal officer of the Fund, including: length of time each has served, age, principal occupation and other affiliations during the last five years including offices held with EIMC, Wachovia and their affiliated companies.

                            Office with
                            the Fund,                  Principal Occupation
                            Term of Office*, and       and Other Affiliations for
Name and Date of Birth      Length of Time Served      the Last Five Years

Dennis H. Ferro              President since 2003      President, Chief Executive Officer,
401 S. Tryon                                           Evergreen Investment Company, Inc.,
Charlotte, NC 28288                                    President, Chief Investment Officer,
DOB: 6/20/1945                                         Evergreen Investment Management Company,
                                                       LLC and Executive Vice President,
                                                       Wachovia Bank, N.A.


Carol Kosel                  Treasurer since 2003      Senior Vice President, Evergreen
200 Berkeley Street                                    Investment Services, Inc. and Treasurer,
Boston, MA 02116                                       Vestaur Securities, Inc.
DOB: 12/25/1963

Michael H. Koonce            Secretary since 2003      Senior Vice President and General
200 Berkeley Street                                    Counsel, Evergreen Investment Services,
Boston, MA 02116                                       Inc.; Senior Vice President and Assistant
DOB: 4/20/1960                                         General Counsel, Wachovia Corporation;
                                                       former Senior Vice President and General
                                                       Counsel, Colonial Management Associates,
                                                       Inc.; former Vice President and Counsel,
                                                       Colonial Management Associates, Inc.

* The term of office for each principal officer is until a successor is duly elected or qualified or until their death, resignation, retirement or removal from office.

     Dennis H. Ferro oversees the operations of the Fund. Michael H. Koonce is responsible for the Fund's compliance with governing law. Carol A. Kosel is responsible for maintaining the books and records of the Fund and for working with the portfolio managers on a continuous basis to assure that accounting records are properly maintained.

Other Remuneration and Affiliations of Officers and Trustees

     Each of the ten Trustees of the Fund receives an annual fee of $1,000 per quarter and $500 per meeting as compensation for services. The Fund also reimburses all Trustees for expenses incurred in connection with attending meetings of the Board of Trustees. For the fiscal year ending October 31, 2004, aggregate Trustees fees are estimated to be $60,000.00 and expenses are estimated to be $200.00 (see table below). The Trustees do not receive pension or retirement benefits from the Fund. Fees, salaries or other remuneration of officers of the Fund who also serve as officers or employees of EIMC or any of its affiliated companies are borne by EIMC or the Wachovia affiliate for whom the individual serves. All present officers are covered by this provision, and did not receive any compensation or expense reimbursement from the Fund.


                                                                                             Estimated Total
                                         Estimated Aggregate                            Compensation From the Fund
                                   Compensation From the Fund For      Pension or                  and
                                         Fiscal Year Ended         Retirement Benefits     Fund Complex Paid to
Name and Position with the Fund           October 31, 2004         Accrued as Part of    Trustees For Fiscal Year
                                                                      Fund Expenses1       Ended October 31, 2004

Charles A. Austin, III, Trustee2                $6,000                N/A                   $152,000

K. Dun Gifford, Trustee                         $6,000                N/A                   $169,500

Leroy Keith, Jr., Trustee                       $6,000                N/A                   $152,000

Gerald M. McDonnell, Trustee                    $6,000                N/A                   $152,000

William W. Pettit, Trustee2                     $6,000                N/A                   $152,000

David M. Richardson, Trustee                    $6,000                N/A                   $152,000

Russell A. Salton, III, Trustee                 $6,000                N/A                   $154,500

Michael S. Scofield, Trustee                    $6,000                N/A                   $184,500

Richard J. Shima, Trustee2                      $6,000                N/A                   $167,000

Richard K. Wagoner, Trustee                     $6,000                N/A                   $152,000

(1) The Fund does not currently provide pension or retirement plan benefits to the Trustees.
(2) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan. The total amounts of deferring compensation payable by the Fund to Messrs. Austin, Pettit and Shima from June 25, 2003 (commencement of operations) to October 31, 2003 were $1,500.00, $2,500.00 and $875.00, respectively. A portion of this compensation may be deferred by the Trustees.

     Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the Securities Exchange Act of 1934 requires the Fund's Trustees and officers and certain other persons to file reports regarding ownership of, and transactions in, the Fund's securities with the Securities and Exchange Commission (the "SEC"). Copies of the required filings must also be furnished to the Fund. The Fund believes that all reports required to be filed by the Fund's officers and Trustees were filed on a timely basis except that of Peter M. Wilson, a director of First International Advisors, LLC, whose Form 3 was filed on June 26, 2003.

Service Providers

     Investment Advisor. EIMC, an indirect wholly owned subsidiary of Wachovia, a North Carolina-based, multi-bank financial holding company subject to the Bank Holding Company Act of 1956, as amended, and the rules and regulations promulgated thereunder, currently serves as the Fund's investment advisor. EIMC has been managing mutual funds and private accounts since 1932. For the period ended October 31, 2003, the Fund paid $1,931,832 (0.69% of average daily net assets, or 55% of average daily total assets, which are the net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets) to EIMC in advisory fees.
The principal business address of EIMC is 200 Berkeley Street, Boston, Massachusetts 02116.

     Administrator. Administrative services are provided by Evergreen Investment Services, Inc. ("EIS"), an affiliated company of EIMC. EIS is located at 200 Berkeley Street, Boston, MA 02116.

     Independent Auditors. KPMG LLP ("KPMG"), 99 High Street, Boston, MA 02110, has been selected by the Board of the Fund as the independent auditors of the Fund for the current fiscal year ending October 31, 2004.

     The Audit Committee of the Board of the Fund unanimously recommended the selection of KPMG, and the Board unanimously approved such selection, at a meeting held on December 11, 2003.

     The Fund's Audit Committee has established and adopted policies and procedures for pre-approving audit services, audit-related services, tax services and all other services provided by the Fund's independent auditor as well as the fee levels or budgeted amounts for those services. The Fund's policies and procedures include reporting and request or application requirements that are intended to keep the Audit Committee informed of all the services provided by the Fund's independent auditor. In addition, the Chief Compliance Officer is required to monitor the performance of all services provided by the Fund's independent auditor in order to determine whether those services are in compliance with the Fund's pre-approval policies and procedures and to report the results of this monitoring to the Audit Committee on a periodic basis. The Fund's pre-approval policies and procedures do not delegate any of the Audit Committee's responsibilities under the Securities Exchange Act of 1934 for pre-approving services performed by the Fund's independent auditor to the Fund's management.

     A representative of KPMG, if requested by any Shareholder, will be present via telephone at the Meeting to respond to appropriate questions from Shareholders and will have an opportunity to make a statement if he or she chooses to do so.


     The following table presents fees billed for professional audit services rendered by KPMG for the audit of the Fund's annual financial statements for the fiscal period ended October 31, 2003 (the year of inception), and for fees billed for other services rendered by KPMG to the Fund. There were no fees paid to KPMG during the fiscal year where the de minimis exception was used.



                                                     2003
--------------------------------------------------------------------------------

                                                     Evergreen Managed
                                                     Income Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Audit fees                                           $24,000
Audit-related fees1                                  $23,500
Tax fees                                             $--
All other Fees                                       $--

(1) Audit-related fees consist principally of fees for performing agreed upon procedure engagements relating to the leveraged preferred shares of the Fund and the initial registration of the Fund. For all other entities within the investment company complex, audit-related fees are received for performing an internal control review of the transfer agent and agreed upon procedure engagements relating to the leveraged preferred shares of other funds within the fund complex.

     In approving the selection of KPMG for the Fund, the Audit Committee considered, in addition to other practices and requirements relating to the selection of the Fund's auditors, whether the non-audit services covered in the table above under "Audit related fees, Tax fees and All other fees" performed by KPMG for the Fund and the investment advisor and for certain related parties are compatible with maintaining the independence of KPMG as the Fund's principal accountants.

     On December 11, 2003, the Audit Committee reviewed and discussed with management the Fund's audited financial statements for the fiscal period ended October 31, 2003. The Audit Committee has reviewed and discussed with the independent auditors the matters required to be discussed by Statements on Auditing Standards, No. 61, Communication with Audit Committees. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, and has discussed with the independent auditors the independent auditor's independence. Based on these reviews and discussions, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the annual report to shareholders for the last fiscal period for filing with the SEC.

     The Board of Trustees has adopted a written charter for the Audit Committee which is attached to this proxy statement as Exhibit A. Each member of the Audit Committee is independent.

     Other Business. As of the date of this Proxy Statement, the Fund's officers and the investment advisor are not aware of any other business to come before the Meeting other than as set forth in the Notice. If any other business is properly brought before the Meeting, or any adjournment thereof, the persons named as proxies will vote in their sole discretion.

     Required Vote. Election of each nominated Trustee to the Board of Trustees of the Fund will be decided by a plurality of the common shares and preferred shares of the Fund (voting together as a single class) voted in the election of Trustees at the Meeting, in person or by proxy.

     THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL FOR THE FUND.

                              SHAREHOLDER PROPOSALS

     Any Shareholder desiring to present a proposal for consideration at the 2005 Annual Meeting of Shareholders of the Fund should submit such proposal in writing to the Secretary, c/o Evergreen Investment Services, Inc., Evergreen Managed Income Fund, 200 Berkeley Street, Boston, MA 02116-5034 so that it is received by the Fund no later than October 5, 2004. Proxies submitted by Shareholders confer discretionary authority on the individually named proxies to vote on all matters presented at the meeting. Mere submission of a Shareholder proposal does not guarantee inclusion of the proposal in the proxy statement or presentation of the proposal at the 2005 Annual Meeting since such inclusion and presentation are subject to compliance with certain federal regulations.


                                            Michael H. Koonce, Secretary

December 31, 2003

PROXY

                          EVERGREEN MANAGED INCOME FUND

                                  COMMON SHARES

     This Proxy is solicited on Behalf of the Board of Trustees of the Fund for the Annual Meeting of Shareholders, February 27, 2004


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Catherine F. Kennedy, Michael H. Koonce, Lloyd Lipsett and Maureen
E. Towle, or any of them, with full power of substitution, as attorneys and proxies to appear and vote all of the common shares standing in the name of the undersigned at the annual meeting of shareholders of Evergreen Managed Income Fund to be held at the offices of Evergreen Investments, 26th Floor, 200 Berkeley Street, Boston, Massachusetts 02116 on February 27, 2004 at 10:00 o'clock a.m., Eastern time, and at any and all adjournments thereof, and the undersigned hereby instructs said attorneys to vote:

                                    (Continued, and to be signed on other side)

         X        Please mark your
                  votes as in this
                  example.


The shares represented by this proxy will be voted as specified in the following
Item 1, but if no choice is specified, they will be voted FOR the election of the 3 persons named in the proxy statement as Trustees.


1. ELECTION OF TRUSTEES

FOR all nominees (except as marked to   [  ] WITHHOLD AUTHORITY to    [  ] Nominees:     Michael S. Scofield
the contrary below*)                         vote for all nominees                       K. Dun Gifford
                                                                                         Dr. Leroy Keith, Jr.


2. In their discretion, the proxies are authorized to vote upon any other business which may properly come before the meeting or any adjournment thereof.

     (*INSTRUCTION: To withhold authority to vote for any individual nominee, write the name of the nominee(s) below.)

SIGNATURE(S)__________________________________________________________________________ DATE_____________, 2004.
(Signature of all joint owners is required.  Fiduciaries please indicate your full title.  Sign exactly as name appears hereon.)

If any other matters properly come before the meeting about which the proxy holders were not aware prior to the time of the solicitation, authorization is given to the proxy holders to vote in accordance with the views of the management thereto. The management is not aware of any such matters.

                                         -----------------------------------
                                         PLEASE SIGN AND RETURN
                                         THIS PROXY CARD IN THE
                                         ENCLOSED ENVELOPE.
                                         -----------------------------------

PROXY

                          EVERGREEN MANAGED INCOME FUND

                                PREFERRED SHARES

     This Proxy is solicited on Behalf of the Board of Trustees of the Fund for the Annual Meeting of Shareholders, February 27, 2004


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Catherine F. Kennedy, Michael H. Koonce, Lloyd Lipsett and Maureen
E. Towle, or any of them, with full power of substitution, as attorneys and proxies to appear and vote all of the preferred shares standing in the name of the undersigned at the annual meeting of shareholders of Evergreen Managed Income Fund to be held at the offices of Evergreen Investments, 26th Floor, 200 Berkeley Street, Boston, Massachusetts 02116 on February 27, 2004 at 10:00 o'clock a.m., Eastern time, and at any and all adjournments thereof, and the undersigned hereby instructs said attorneys to vote:


                                   (Continued, and to be signed on other side)

         X        Please mark your
                  votes as in this
                  example.


The shares represented by this proxy will be voted as specified in the following
Item 1, but if no choice is specified, they will be voted FOR the election of the 3 persons named in the proxy statement as Trustees.


1. ELECTION OF TRUSTEES

FOR all nominees (except as marked to   [  ] WITHHOLD AUTHORITY to    [  ] Nominees:     Michael S. Scofield
the contrary below*)                         vote for all nominees                       K. Dun Gifford
                                                                                         Dr. Leroy Keith, Jr.


2. In their discretion, the proxies are authorized to vote upon any other business which may properly come before the meeting or any adjournment thereof.

     (*INSTRUCTION: To withhold authority to vote for any individual nominee, write the name of the nominee(s) below.)


SIGNATURE(S)__________________________________________________________________________ DATE_____________, 2004.
(Signature of all joint owners is required.  Fiduciaries please indicate your full title.  Sign exactly as name appears hereon.)

If any other matters properly come before the meeting about which the proxy holders were not aware prior to the time of the solicitation, authorization is given to the proxy holders to vote in accordance with the views of the management thereto. The management is not aware of any such matters.

                                       -----------------------------------
                                       PLEASE SIGN AND RETURN
                                       THIS PROXY CARD IN THE
                                       ENCLOSED ENVELOPE.
                                       -----------------------------------

                                                 EXHIBIT A


                         EVERGREEN INCOME ADVANTAGE FUND
                          EVERGREEN MANAGED INCOME FUND
                             AUDIT COMMITTEE CHARTER

1) The Audit Committee (the "Committee") of the Evergreen Income Advantage Fund and the Evergreen Managed Income Fund (the "Funds") shall be composed entirely of independent Trustees who, in the view of the Board of Trustees of the Funds (the "Board"), are free of any relationship that would interfere with the exercise of independent judgment. The independent Trustees (i) are barred from accepting, directly or indirectly, any consulting, advisory or other compensatory fee from the Funds or an affiliate of the Funds, other than in the capacity as a member of the Board and any Board committee, and (ii) cannot be an "interested person" of the Funds as defined in Section 2(a)(19) of the Investment Company Act of 1940.

2) The Board will determine whether there is at least one member of the Committee who is an independent audit committee financial expert as defined in Item 3 of Form N-CSR.

3)   The purposes of the Committee are:

a) To review the Funds' accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers;

b) To review the quality and objectivity of the Funds' financial statements and the independent audits thereof; and

c)   To act as liaison between the Funds' independent auditors and the Board.

     The function of the Committee is to review; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the auditors' responsibility to plan and carry out a proper audit.

4) To carry out its purposes, the Committee shall have the following duties and powers:

a) To be directly responsible for the appointment, retention, compensation, and oversight of the work of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Funds, and each such registered public accounting firm must report directly to the Committee;

b) To recommend to the independent Trustees the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any non-audit services to the Funds' investment advisers or affiliated persons of the investment advisers, and to receive the auditors' formal written statement delineating specific representations as to the auditors' independence and all relationships between the auditors and the Funds' investment advisers and any affiliated persons of the investment advisers, consistent with Independence Standards Board Standard 1. The Committee shall have responsibility for actively engaging in a dialogue with the auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors and for taking or recommending that the Board take appropriate action to oversee the independence of the auditors;

c) To instruct the auditors of the auditors' ultimate responsibility to the Board and the Committee, as representatives of shareholders, and the Board's and Committee's ultimate authority to select, evaluate, and, where appropriate, replace the auditors and to nominate the auditors for shareholder approval in any proxy statement;

d) To pre-approve all audit and non-audit services, except those within the de minimis statutory exception, provided to the Funds by their auditors or to establish pre-approval policies and procedures (which may include the establishment of a pre-approval sub-committee consisting of one or more independent audit committee members who serve on the Board), to pre-approve non-audit services provided directly to the Funds' investment advisers and any entity in the Funds' complex where the nature of the services provided have a direct impact on the operations or financial reporting of the Funds, to review in advance the related estimate of fees, and to recommend pre-approved audit and non-audit services and fee estimates for Board approval;

e) To meet with the Funds' independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audits and any special audits; (ii) to discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; (iv) to review the form of opinion the auditors propose to render to the Board and shareholders; (v) to receive reports from time to time about the nature of conversations, if any, between the auditors of Wachovia and its affiliates and the auditors of the Funds, and (vi) to discuss the results of the auditors' peer review, if any;

f) To receive at least annually a report from the auditors within 90 days prior to the filing of the auditors' report (or receive an updated report within such 90 day period, if the auditors' annual report is presented to the Committee more than 90 days prior to the filing of the auditors' report) which includes the following: (i) all critical accounting policies and practices used by the Funds (or, in connection with any update, any changes in such accounting policies and practices), (ii) all material alternative accounting treatments within GAAP that have been discussed with management since the last annual report or update, including the ramifications of the use of the alternative treatments and the treatment preferred by the accounting firm, (iii) other material written communications between the auditors and the management of the Funds since the last annual report or update, and (iv) a description of all non-audit services provided, including fees associated with the services, to the Funds' complex since the last annual report or update that were not subject to the pre-approval requirements as discussed above;

g) To consider the effect upon the Funds of any changes in accounting principles or practices proposed by management or the auditors;

h) To consider and review operating policies and procedures relating to derivatives and risk management;

i) To review and discuss with management, including any officers certifying the Funds' Form N-CSR, the Funds' audited financial statements and to review any officer's certifications and reports to be filed with the Securities and Exchange Commission on behalf of the Funds; to offer guidance with respect to such audited financial statements, certifications and reports; and to determine whether to recommend that the financial statements be included in the annual report;

j) To discuss all disclosures made by the Funds' officers certifying the Funds' Form N-CSR to the Committee, based on such officers' most recent evaluation as to (i) all significant deficiencies in the design or operation of internal controls which could adversely affect the Funds' ability to record, process, summarize and report financial data, and (ii) any fraud, whether or not material, that involves management or other employees who have significant roles in the Funds' internal controls;

k) To investigate improprieties or suspected improprieties in the Funds' operations;

l) To establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by officers of the Funds or by employees of the Funds' investment advisers or other service providers, of concerns regarding questionable accounting or auditing matters; and

m) To report its activities to the Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

5) The Committee shall meet at least quarterly and is empowered to hold special meetings, as circumstances require.

6) The Committee shall meet with internal auditors to review their audit plan and the result of completed audits.

7) The Committee shall have the authority to engage independent counsel and other advisors as it determines necessary to carry out its duties.

8) The Committee shall have the resources and authority appropriate to discharge its responsibilities.

9) The Committee shall review this Charter at least annually and recommend any changes to the Board.

     Last Approved:        September 17, 2003

568384